Exhibit 99.1

2UniFi More than a bank

To help small and medium sized businesses: • Increase their access to the US Banking System • Reduce their costs while saving time • Increase their actionable information With the goal of reducing stress in the lives of business owners and operators. Mission 1

Positioned to Deliver a New Way of Banking for SMBs 2 In total value creation(2)

Enriched/timely information Access to working capital/term debt Reduction in cost Fun and easy to use Financial inclusion 3 • A superior client experience delivered through a digital ecosystem • Increasing access to financial services under the safety and soundness of a regulated bank • Reducing cost and providing real-time information • With a fun and easy to use platform • Eliminating stress, saving time, and expediting decision-making Solution

National Bank Holdings CORPORATION

The Current Financial Services Process is Broken for SMBs

Cash Flow

69%[1]
of Small Business owners have been kept up at night by concerns about cash flow

60%[1]
of Small Businesses struggle with cash flow

Information

40%[2]
of Small Businesses continue to be serviced on Consumer platforms

84%[1]
of Small Businesses use pen and paper or spreadsheets to reconcile their inventory

Security

43%[3]
of all cyber attacks target Small Businesses

43%[4]
of SMBs lack any type of cyber security defense plan

Payments

64%[1]
of Small Businesses have invoices that go unpaid for 60 days or more

80%[5]
of Small Businesses are not taking full advantage of technology

[1]Quickbooks.intuit.com [2]bottomline.com [3]verizon.com [4]Bullguard.com [5]deloitte.com

4

(# of Employees) v Addressable Market 99% of businesses are small or medium sized businesses 1.6 million net new jobs created by SMBs 280,496 small business exporters 32 Million U.S. Businesses by Number of Employees 1-4 5-19 20-99 100-499 500+ 80% of B2B payments still made by check 37% of SMBs are seeking credit 1 1 1 1 2 1US Small Business Administration Office of Advocacy 2March 2021 PYMNTS.com Playbook. 5

Delivering an Innovative SMB Marketplace and Platform 4 Digital Lending Trade Finance/ Working Capital Equipment Finance SBA/Owner Occupied Real Estate Loans Deposit and Treasury Management Services FDIC Insured Account Recurring Billing Invoicing Information Services Financial Statement Preparation Cash Flow Management Predictive Analytics Blockchain B2B Payments Distributed Ledger Transaction Settling Access to Credit Protected Deposits Improve Operating Information Faster/Lower Cost Payment Process 6

Management Team 4 Experienced Team Our associates bring experience from global leaders in technology and financial services Strategic Relationships to date Partnerships with best-in-class organizations 7

Our Story is Gaining Traction 4 Unifying a Top Community Bank with Fintech: Outlook for NBHC Bright Post Q3 Results…While it's too early to surmise how material this venture could grow to be at NBHC, this is nonetheless a key differentiator for the bank, and something we expect to be a continued focus for the foreseeable future ahead Loan Growth Spike & Upward NIM Trajectory An Explosive Combo… the bank holds one of the more vibrant operating footprints in the country (leveraged through strong organic growth and/or takeout potential), an intriguing fintech partnership formation and a clean credit profile. …we were encouraged that NBHC suggested on the call that the partnerships / digital ecosystem could translate to positive profitability impacts at the Company… Fintech Bent Emerging…With investments in Finstro Global Holdings and Figure Technologies, building out a digital ecosystem could aid in loan procurement and specialized banking services, driving customers to the platform in coming years. 8

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: ability to execute our business strategy (including our digital strategy); business and economic conditions; effects of any potential government shutdowns; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer spending, borrowings and savings habits; with respect to our mortgage business, the inability to negotiate fees with investors for the purchase or our loans or our obligation to indemnify purchasers or repurchase related loans; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions, consolidations and other expansion opportunities; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract, hire and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from the Company's bank subsidiary; changes in estimates of future credit reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, pandemics, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; adverse effects due to the novel Coronavirus Disease 2019 (COVID-19) on the Company and its clients, counterparties, employees, and third-party service providers, and the adverse impacts on our business, financial position, results of operations, and prospects; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward- looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this press release, and the Company does not intend, and assumes no obligation, to update any forward- looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information: This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports